     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 2, 1996

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                      TAURUS MUNICALIFORNIA HOLDINGS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total Fee paid:

- --------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

- ---------------
1Set forth the amount on which the filing fee is calculated and state how it was determined.

                      TAURUS MUNICALIFORNIA HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               SEPTEMBER 19, 1996

TO THE STOCKHOLDERS OF TAURUS MUNICALIFORNIA HOLDINGS, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the "Meeting") of Taurus MuniCalifornia Holdings, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 19, 1996 at 9:00 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 25, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 5, 1996, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: August 2, 1996

                                PROXY STATEMENT
                            ------------------------

                      TAURUS MUNICALIFORNIA HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               SEPTEMBER 19, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Taurus MuniCalifornia Holdings, Inc., a Maryland corporation (the "Fund"), to be voted at the 1996 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 19, 1996 at 9:00 A.M. The approximate mailing date of this Proxy Statement is August 7, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on July 25, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 5,175,539 shares of common stock, par value $.10 per share ("Common Stock"), and 800 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of Common Stock and AMPS, voting together as a single class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS,
VOTING SEPARATELY AS A SINGLE CLASS

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                      THE RECORD
                                                                                         DATE
                                              PRINCIPAL OCCUPATIONS                  -------------
        NAME AND ADDRESS                     DURING PAST FIVE YEARS       DIRECTOR   COMMON
           OF NOMINEE              AGE     AND PUBLIC DIRECTORSHIPS(1)     SINCE     STOCK    AMPS
- ---------------------------------  ---   -------------------------------  --------   ------   ----
Ronald W. Forbes(1)(2)...........  55    Professor of Finance, School of    1989        0       0
  1400 Washington Avenue                   Business, State University of
  Albany, New York 12222                   New York at Albany, since
                                           1989, and Associate Professor
                                           prior thereto; Member, Task
                                           Force on Municipal Securities
                                           Markets, Twentieth Century
                                           Fund.
Richard R. West(1)(2)............  58    Professor of Finance and Dean      1989        0       0
  Box 604                                  from 1984 to 1993, New York
  Genoa, Nevada 89411                      University Leonard N. Stern
                                           School of Business
                                           Administration; Professor of
                                           Finance from 1976 to 1984 and
                                           Dean from 1976 to 1983, Amos
                                           Tuck School of Business
                                           Administration; Director of
                                           Vornado, Inc. (real estate
                                           investment trust), Bowne &
                                           Co., Inc. (financial
                                           printer), Smith- Corona
                                           Corporation (manufacturer of
                                           typewriters and word
                                           processors) and Alexander's
                                           Inc. (real estate company).

                                                   (Footnotes on following page)

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS,
VOTING TOGETHER AS A SINGLE CLASS

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                      THE RECORD
                                                                                         DATE
                                              PRINCIPAL OCCUPATIONS                  -------------
        NAME AND ADDRESS                     DURING PAST FIVE YEARS       DIRECTOR   COMMON
           OF NOMINEE              AGE     AND PUBLIC DIRECTORSHIPS(1)     SINCE     STOCK    AMPS
- ---------------------------------  ---   -------------------------------  --------   ------   ----
Cynthia A. Montgomery(1)(2)......  44    Professor, Harvard Business        1993        0       0
  Harvard Business School                School since 1989; Associate
  Soldiers Field Road                      Professor, J.L. Kellogg
  Boston, Massachusetts 02163              Graduate School of
                                           Management, Northwestern
                                           University from 1985 to 1989;
                                           Assistant Professor, Graduate
                                           School of Business
                                           Administration, The
                                           University of Michigan from
                                           1979 to 1985; Director, UNUM
                                           Corporation and Newell Co.
                                           since 1995.
Charles C. Reilly(1)(2)..........  65    Self-employed financial            1990        0       0
  9 Hampton Harbor Road                  consultant since 1990;
  Hampton Bays, New York 11946             President and Chief
                                           Investment Officer of Verus
                                           Capital, Inc. from 1979 to
                                           1990; Senior Vice President
                                           of Arnhold and S.
                                           Bleichroeder, Inc. from 1973
                                           to 1990; Adjunct Professor,
                                           Columbia University Graduate
                                           School of Business since
                                           1990; Adjunct Professor,
                                           Wharton School, The
                                           University of Pennsylvania,
                                           1990; Partner, Small Cities
                                           CableVision.

                                                   (Footnotes on following page)

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS,
VOTING TOGETHER AS A SINGLE CLASS (CONTINUED)

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                      THE RECORD
                                                                                         DATE
                                              PRINCIPAL OCCUPATIONS                  -------------
        NAME AND ADDRESS                     DURING PAST FIVE YEARS       DIRECTOR   COMMON
           OF NOMINEE              AGE     AND PUBLIC DIRECTORSHIPS(1)     SINCE     STOCK    AMPS
- ---------------------------------  ---   -------------------------------  --------   ------   ----
Kevin A. Ryan(1)(2)..............  63    Founder, current Director and      1992        0       0
  127 Commonwealth Avenue                  Professor of The Boston
  Chestnut Hill, Massachusetts             University Center for the
  02167                                    Advancement of Ethics and
                                           Character; Professor of
                                           Education at Boston
                                           University since 1982;
                                           formerly taught on the
                                           faculties of The University
                                           of Chicago, Stanford
                                           University and Ohio State
                                           University.
Arthur Zeikel(1)*................  64    President of Fund Asset            1988        0       0
  P.O. Box 9011                            Management, L.P. ("FAM")
  Princeton, New Jersey                    (which term as used herein
  08543-9011                               includes its corporate
                                           predecessors) since 1977;
                                           President of MLAM (which term
                                           as used herein includes its
                                           corporate predecessors) since
                                           1977; President and Director
                                           of Princeton Services, Inc.
                                           ("Princeton Services") since
                                           1993; Executive Vice
                                           President of Merrill Lynch &
                                           Co., Inc. ("ML&Co.") since
                                           1990; Director of Merrill
                                           Lynch Funds Distributor, Inc.
                                           ("MLFD").

- ---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.
(2) Member of Audit Committee of the Board of Directors.
  * Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

     Committee and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended October 31, 1995, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM a fee of $1,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $19,977 for the fiscal year ended October 31, 1995.

     The following table sets forth for the fiscal year ended October 31, 1995 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                        PENSION OR RETIREMENT       AGGREGATE COMPENSATION FROM
                                      COMPENSATION    BENEFITS ACCRUED AS PART           FUND AND FAM/MLAM
         NAME OF DIRECTOR              FROM FUND          OF FUND EXPENSES        ADVISED FUNDS PAID TO DIRECTORS
- -----------------------------------   ------------    -------------------------   -------------------------------
Ronald W. Forbes(1)................      $3,600                 None                         $ 147,100
Cynthia A. Montgomery(1)...........      $3,600                 None                         $ 147,100
Charles C. Reilly(1)...............      $3,600                 None                         $ 269,600
Kevin A. Ryan(1)...................      $3,600                 None                         $ 147,100
Richard R. West(1).................      $4,600                 None                         $ 294,600

- ---------------
(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (23 registered investment companies consisting of 36 portfolios); Ms. Montgomery (23 registered investment companies consisting of 36 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. Ryan (23 registered investment companies consisting of 36 portfolios); and Mr. West (41 registered investment companies consisting of 54 portfolios).

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                              OFFICER
             NAME AND PRINCIPAL OCCUPATION                          OFFICE             AGE     SINCE
- --------------------------------------------------------   -------------------------   ---    -------
Arthur Zeikel...........................................   President                   64       1989
  President of FAM since 1977; President of MLAM since
  1977; President and Director of Princeton Services
  since 1993; Executive Vice President of ML&Co. since
  1990; Director of MLFD since 1977.
Terry K. Glenn..........................................   Executive Vice President    55       1989
  Executive Vice President of FAM and MLAM since 1983;
  Executive Vice President and Director of Princeton
  Services since 1993; President of MLFD since 1986 and
  Director thereof since 1991; President of Princeton
  Administrators, L.P. since 1988.
Vincent R. Giordano.....................................   Vice President              51       1989
  Portfolio Manager of FAM and MLAM since 1977 and
  Senior Vice President of FAM and MLAM since 1984;
  Senior Vice President of Princeton Services since
  1993; Vice President of MLAM from 1980 to 1984.
Kenneth A. Jacob........................................   Vice President              45       1989
  Vice President of MLAM since 1984.
Roberto W. Roffo........................................   Vice President              30       1996
  Vice President of MLAM since 1996.
Donald C. Burke.........................................   Vice President              36       1993
  Vice President and Director of Taxation of MLAM since
  1990; employee of Deloitte & Touche LLP from 1982 to
  1990.
Gerald M. Richard.......................................   Treasurer                   47       1989
  Senior Vice President and Treasurer of FAM and MLAM
  since 1984; Senior Vice President and Treasurer of
  Princeton Services since 1993; Vice President of MLFD
  since 1981 and Treasurer thereof since 1984.

                                                                                              OFFICER
             NAME AND PRINCIPAL OCCUPATION                          OFFICE             AGE     SINCE
- --------------------------------------------------------   -------------------------   ---    -------
Mark B. Goldfus.........................................   Secretary                   49       1989
  Vice President of FAM and MLAM since 1985.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ("E&Y"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The appointment of E&Y continues a relationship with the Fund that began in 1989. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     E&Y also acts as independent auditors for certain other investment companies for which FAM acts as an investment adviser. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for such other entities in its evaluation of the independence of E&Y with respect to the Fund.

     Representatives of E&Y are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of E&Y as independent auditors.

     With respect to Item 1, "Election of Directors", holders of AMPS are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, "Selection of Independent Auditors", will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including MLPF&S, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1996 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to Taurus MuniCalifornia Holdings, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1997 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in June 1997, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 10, 1997.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Dated: August 2, 1996

                                                                    COMMON STOCK
                      TAURUS MUNICALIFORNIA HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark
B. Goldfus as proxies, each with the power to appoint his substitute, and hereby author-izes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Taurus MuniCalifornia Holdings, Inc. (the "Fund") held of record by the undersigned on July 25, 1996 at the annual meeting of stockholders of the Fund to be held on September 19, 1996 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                               (Continued and to be signed on the reverse side)





PLEASE MARK BOXES  OR  IN BLUE OR BLACK INK.


1.  ELECTION OF DIRECTORS    FOR all nominees listed below   WITHHOLD AUTHORITY
                              (except as marked to the       to vote for all
                               contrary below) [ ]           nominees listed
                                                             below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
    FOR [ ]          AGAINST [ ]      ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.




                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other author-ized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:                              , 1996
                                    ------------------------------

                              X
                               -----------------------------------
                                      Signature

                              X
                               -----------------------------------
                                     Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK
                      TAURUS MUNICALIFORNIA HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark
B. Goldfus as proxies, each with the power to appoint his substitute, and hereby author-izes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of Taurus MuniCalifornia Holdings, Inc. (the "Fund") held of record by the undersigned on July 25, 1996 at the annual meeting of stockholders of the Fund to be held on September 19, 1996 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

PLEASE MARK BOXES [O] OR [X] IN BLUE OR BLACK INK.

1.  ELECTION OF DIRECTORS    FOR all nominees listed below    WITHHOLD AUTHORITY
                              (except as marked to the        to vote for all
                              contrary below)  [ ]            nominees listed
                                                              below  [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    Ronald W. Forbes, Charles C. Reilly, Kevin A. Ryan, Richard R. West, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                                  Please sign exactly as name
                                                  appears hereon. When shares
                                                  are held by joint tenants,
                                                  both should sign. When
                                                  signing as attorney or as
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other
                                                  author-ized officer. If a
                                                  partnership, please sign in
                                                  partnership name by
                                                  authorized person.

                                                  Dated: ________________, 1996

                                                  X ___________________________
                                                              Signature

                                                  X ___________________________
                                                     Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.